                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                 BUFFETS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                                  BUFFETS, INC.
                                 1460 BUFFET WAY
                                 EAGAN, MN 55121

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                   MAY 9, 2000

To the Shareholders of Buffets, Inc.

                  The annual meeting of shareholders of Buffets, Inc., a Minnesota corporation, will be held in accordance with the By-laws of the Company on Tuesday, May 9, 2000, at 9:00 a.m. at the Company's Corporate Headquarters, 1460 Buffet Way, Eagan, Minnesota, for the following purposes:

                  1. Electing a board of seven directors for the ensuing year;

                  2.       Approving the proposed Buffets, Inc. 2000 Omnibus
                           Stock Plan;

                  3. Approving Deloitte & Touche LLP as independent auditors for the Company for the current fiscal year; and

                  4. Transacting such other business as may properly come before the meeting.

                  Only shareholders of record at the close of business on March 13, 2000 will be entitled to notice of and to vote at the annual meeting.

                  You are cordially invited to attend the meeting. However, whether or not you plan to be personally present at the meeting, please mark, date and sign the enclosed proxy and return it promptly in the enclosed envelope. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            H. Thomas Mitchell, Secretary

Eden Prairie, Minnesota
March 31, 2000

                                  BUFFETS, INC.
                                 1460 BUFFET WAY
                             EAGAN, MINNESOTA 55121

PROXY STATEMENT

                  The approximate date on which this proxy statement and the accompanying form of proxy are being first sent to shareholders is March 31, 2000.

                     SOLICITATION AND REVOCABILITY OF PROXY

                  The enclosed proxy is solicited on behalf of the Board of Directors of Buffets, Inc., a Minnesota corporation, for use at the annual meeting of shareholders to be held on May 9, 2000. The Company will bear the cost of preparing and mailing the proxy, proxy statement and any other material furnished to shareholders by the Company in connection with the annual meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may also solicit proxies by telephone or personal contact. Officers and employees of the Company will receive no special remuneration for any such solicitation activities. The Company will inquire of any record holders known to be brokers, dealers, banks or their nominees whether other persons are the beneficial owners of shares held in their names and, if so, will take steps necessary to supply copies of solicitation materials to such beneficial owners. All valid proxies will be voted at the annual meeting in accordance with the instructions set forth in the proxies.

                  A shareholder executing a proxy may revoke it at any time before its exercise by filing with the Secretary of the Company, before or at the meeting, a written instrument of revocation or a duly executed proxy bearing a later date. A shareholder voting through a proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give a proxy authority to vote, or withholds authority to vote, on a certain proposal shall not be considered present and entitled to vote on such proposal.

                  The Common Stock of the Company, par value $.01 per share, is the only authorized and outstanding voting security of the Company. Only those holders of the Company's Common Stock whose names appear of record on the Company's books at the close of business on March 13, 2000 will be entitled to notice of and to vote at the annual meeting. At the close of business on March 13, 2000, there were 41,546,612 shares of Common Stock outstanding, each entitled to one vote per share. Holders of Common Stock do not have cumulative voting rights.

                  The Annual Report of the Company, including financial statements, for the year ended December 29, 1999 is being furnished to each shareholder with this proxy statement.

                    ITEM 1: NUMBER AND ELECTION OF DIRECTORS

GENERAL

                  The By-laws of the Company provide that at each annual meeting the shareholders shall determine the number of directors to constitute the Board of Directors and shall elect such directors. Each director elected serves until the next annual meeting of shareholders and until his or her successor is elected and qualified.

NOMINEES

                  The Board of Directors recommends that the shareholders set the number of directors at seven and that the nominees named below be elected as directors of the Company for the ensuing year. It is intended that the persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election as directors of the nominees named in the table below except as specifically directed otherwise. Each nominee has indicated a willingness to serve, but in case any nominee is not a candidate at the annual meeting, for reasons not now known to the Company, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion. Information regarding these nominees is set forth in the table below.

NAME (AGE)                         DIRECTOR SINCE       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                                                        FOR LAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Walter R. Barry, Jr. (66)               1995            Private investor since 1985; Executive Vice
                                                        President of General Mills Inc. from June 1979 to
                                                        December 1986; Director of Interactive
                                                        Technologies Inc.(1)

Marvin W. Goldstein (56)                1997            Private investor since 1997; Executive Vice
                                                        President and Chief Operating Officer of Regis
                                                        Corporation from April 1997 to August 1997;
                                                        Chairman, Chief Executive Officer and President of
                                                        Pet Food Warehouse, Inc. from July 1995 to
                                                        December 1996; President and Chief Operating
                                                        Officer of the Department Store Division of Target
                                                        Corporation (f/k/a Dayton Hudson Corporation)
                                                        from 1992 to September 1994; Director of
                                                        Greenspring Company, Wilson's The Leather
                                                        Experts, Appliance Recycling Centers of America,
                                                        Inc. and Paper Warehouse, Inc. (2)

Roe H. Hatlen (56)                      1983            Co-Founder of the Company; Chairman and Chief Executive
                                                        Officer of the Company since 1983; and President of
                                                        the Company from May 1989 to September 1992


NAME (AGE)                     DIRECTOR SINCE        PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE FOR
                                                     LAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Kerry A. Kramp (44)                 2000             President of the Company since September 1996 and
                                                     Chief Operating Officer since August 1998; President
                                                     of HomeTown Buffet, Inc. ("HomeTown") from
                                                     December 1995 to September 1996 and its Chief
                                                     Operating Officer from May 1995 to September 1996;
                                                     Vice President of Operations of HomeTown from
                                                     February 1992 to December 1995.(3)

Alan S. McDowell (61)               1984             Private investor since 1983.

C. Dennis Scott (53)                1996             Co-Founder of the Company; Vice Chairman of the
                                                     Company since September 1996; Chief Operating
                                                     Officer of the Company from September 1996 to
                                                     August 1998; President of the Company from 1983 to
                                                     1989; Co-Founder of HomeTown; Director and Chief
                                                     Executive Officer of HomeTown since 1989 (3)

Michael T. Sweeney (42)             1998             President of Starbucks Coffee Company (U.K.) Ltd.
                                                     since November 1998; Chief Executive Officer of The
                                                     Minnesota Pizza Company, L.L.C. from December
                                                     1995 to November 1998; President and CEO of
                                                     Blockbuster Mid-America from September 1991 to
                                                     July 1995(4)

---------------------------
(1)      General Mills Inc. markets consumer foods.

(2) Regis Corporation is a publicly held operator and franchisor of hair and retail product salons. Pet Food Warehouse, Inc. was a publicly held retailer of pet supplies until its merger with Petco Animal Supplies, Inc. in December 1996. Target Corporation (f/k/a Dayton Hudson Corporation) is a national general merchandise company operating Target, Mervyn's, Dayton's and Hudson's stores.

(3) HomeTown Buffet, Inc. was a publicly held operator of buffet style restaurants until its merger with Country Delaware, Inc., a wholly-owned subsidiary of the Company, in September 1996; it is now a wholly-owned subsidiary of the Company.

(4) Starbucks Coffee Company (U.K.) Ltd. is a wholly-owned subsidiary of Starbucks Corporation. The Minnesota Pizza Company is a privately held franchisee of Papa John's pizzerias. Blockbuster Corporation is an operator of video rental and retail stores.

VOTE REQUIRED

                  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy and entitled to vote at the annual meeting is required for the election of each nominee. If a shareholder does not otherwise direct, the shares represented by the proxy solicited hereby will be voted in favor of each of the above-named nominees.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE FOR THE ELECTION OF EACH NOMINEE NAMED ABOVE.

                          CERTAIN INFORMATION REGARDING
                      THE BOARD OF DIRECTORS OF THE COMPANY

                  During fiscal 1999, the Board of Directors of the Company met seven times and otherwise conducted business by written action. During this period each director attended 75% or more of the aggregate of the total number of Board meetings and total number of meetings held by all committees of the Board on which he served. Board members who are not also officers or employees of the Company receive a fee of $1,500 for each regular meeting attended, $500 for each special meeting attended and a $3,000 quarterly fee. Non-employee directors that are members of the Audit Committee or the Compensation Committee receive fees for their participation on those committees as described below. The Company does not have a standing Nominating Committee.

AUDIT COMMITTEE

                  The Board of Directors has an Audit Committee comprising four independent directors, Messrs. Barry, Goldstein, McDowell and Sweeney, during fiscal 1999. The principal functions of the Audit Committee are to (i) recommend to the Board of Directors the independent public accountants to act as the Company's independent auditors; (ii) discuss with representatives of management and the independent auditors the scope and procedures used in auditing the records of the Company; and (iii) review the financial statements of the Company. The Audit Committee met once during fiscal 1999. Audit Committee members receive a fee of $500 for each Committee meeting attended on a day other than a regularly scheduled Board of Directors meeting.

COMPENSATION COMMITTEE

                  The Company also has a Compensation and Stock Option Committee comprising four independent directors (the "Compensation Committee") comprised of Messrs. Barry, Goldstein, McDowell and Sweeney. The principal functions of the Compensation Committee are to review and recommend compensation for executive personnel and to administer the Company's stock option plans (other than the Director Plan (as defined below)). The Compensation Committee met six times during fiscal 1999. Compensation Committee members receive a fee of $500 for each Committee meeting attended on a day other than a regularly scheduled Board of Directors meeting.

DIRECTOR STOCK OPTION PROGRAM

                  On May 13, 1997, the Board of Directors of the Company approved the adoption of the Buffets, Inc. Non-Employee Director Stock Option Plan (the "Director Plan"). The primary purpose of the Director Plan is to provide for the availability of stock options to assist in the recruitment of qualified candidates for directorship positions with the Company and, secondarily, to compensate non-employee directors for their contributions to the Company. On May 12, 1998, the shareholders of the Company approved the Director Plan and authorized an increase in the number of shares available for grant from 25,000 shares to 150,000 shares. Of the 150,000 shares of the Company Common Stock presently allocated to the Director Plan, 20,000 shares have been utilized in two Initial Grants (as defined in the Director Plan) of 10,000 shares to each of the two non-employee directors who joined the Board in fiscal 1997 and 1998. No grants were made under the Director Plan during fiscal 1999.

                  If the Buffets, Inc. 2000 Omnibus Stock Plan is approved by shareholders (see Item 2 below), non-employee directors will continue to initially receive an option to purchase 10,000 shares upon becoming a director. In addition each non-employee director would receive an option to purchase 5,000 shares immediately after each Annual Meeting of the Company, including the 2000 Annual Meeting.

OTHER DIRECTOR COMPENSATION

                  Directors are reimbursed for travel expenses incurred in connection with Board and committee meetings.

                       COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

                  The Compensation Committee establishes the general compensation policies of the Company and specific compensation for each executive officer of the Company, and administers the Company's stock option plans. The Compensation Committee attempts to structure the compensation packages of the executive officers of the Company to attract and retain persons of exceptional quality and to include effective incentives to motivate Company executives to continue the success and growth of the Company.

                  The Company's executive compensation packages, the terms of which generally are established early each year, consist of three principal components: (i) base salaries, (ii) cash bonuses and (iii) stock options. The Compensation Committee's basic compensation philosophy is that a significant portion of each executive officer's compensation should be tied directly to the Company's fortunes. Cash bonuses are indexed to earnings per share, and may approach or equal each officer's annual base compensation. Stock options with incremental vesting provide the opportunity for long-term appreciation. The separate compensation components are described in more detail below.

BASE SALARIES

                  In order to set the base salary for each executive officer in 1999, including the Chief Executive Officer, the Compensation Committee reviewed the financial performance of the Company over the most recently completed fiscal year (principally revenues, net income and return on equity) and the responsibilities and performance of each individual officer. These factors were given greater consideration in 1999 than industry compensation practices in general. All factors were evaluated subjectively in the sense that the Compensation Committee did not attempt as part of its deliberations to rigorously weight, quantify or otherwise relate them to specific levels of compensation. The Compensation Committee believes that the inherent flexibility and administrative simplicity of this approach outweigh the benefits of a more elaborate quantitative approach.

CASH BONUSES

                  In 1999, the Compensation Committee established the formulas for cash bonuses to be paid to each executive officer of the Company, including the Chief Executive Officer, at the same time it determined base salaries, utilizing the same criteria discussed above. Each such executive officer's cash bonus was computed as a percentage of base salary depending on the extent of increase in the Company's earnings per share compared to the prior fiscal year. The Compensation Committee selected a percentage for each such executive officer intended to result in bonus compensation which, if the Company met certain identified profit objectives, would constitute a significant portion of such executive officer's total cash compensation for the year, ranging from 20% to 75% of base salary depending on position. The Compensation Committee selected higher percentages for certain senior executive officers, reflecting their greater ability to influence Company results, and in order to ensure that a greater portion of such officers' total cash compensation was exposed to the risk of Company performance. The Chief Executive Officer received cash bonuses equal to 27% of his base salary in fiscal 1999 out of a potential bonus of 60%. The Compensation Committee subsequently awarded additional discretionary bonuses effective as of the close of the fiscal year for officers other than the Company's five most highly compensated officers.

EMPLOYEE STOCK OPTION PROGRAM

                  The Compensation Committee believes that compensation through the Company's stock option program, which provides the opportunity for stock ownership (and significant long-term appreciation in value), should represent the most significant component of executive officer potential compensation. The Compensation Committee believes that the use of such a stock option program is the most effective means to align the long-term interests of its executive officers with those of the Company's shareholders.

                  The Company's stock option plans authorize the Compensation Committee to award key employees, including the Chief Executive Officer and the other executive officers, options to purchase Common Stock of the Company. The stock option plans provide the Compensation Committee with broad discretion to determine the recipients of such awards and the terms of the options awarded. Historically, the Compensation Committee exercised this discretion by implementing a program of annual stock option grants to Company employees. This program consisted of annual grants of specified numbers of options to employees in specified job positions. In 1999 this ranged from 500 options to restaurant level and certain administrative employees to 65,000 options to the Chief Executive Officer and the Vice Chairman, 50,000 options to the President, 30,000 options to the Executive Vice President of Operations, 20,000 options to the Executive Vice President of Marketing, 15,000 options to the Executive Vice President and Chief Administrative Officer, 10,000 options to each other Executive Vice President, 7,500 options to each Senior Vice President, and 5,000 options to each Vice President of the Company. The Compensation Committee established the number of options to be granted to each participating employee after considering the same factors considered in setting base salary and bonuses (other than compensation studies), as well as additional factors such as the number of options available under the Company's stock option plans and the historical performance of the Company's stock. The number established for various levels of participating employees generally increases with their authority and responsibility for Company affairs. Grants were made at the time a person first qualifies for options under the program (for example, when promoted to a new position) and then again annually in each succeeding year. Employees could receive two option grants in any fiscal year in which they have been promoted. The annual stock option grant program is subject to change from time to time by the Compensation Committee. As of January 1, 2000, the Compensation Committee discontinued its practice of making regular grants based principally upon position, and instead determined that until otherwise modified, future grants will be discretionary based upon an employee's position and performance with the Company.

                  In addition to the annual stock option grant program, the Compensation Committee has made in the past, and may make in the future, further stock option grants to employees, including executive officers. Additional information about stock option awards made to each executive officer of the Company named in the Summary Compensation Table is set forth in the tables below.

                  The Compensation Committee believes that its approach to compensation, as represented by the different components of each executive officer's compensation package, and the resulting levels of compensation paid to the Company's executive officers, continues to be appropriate.

OTHER OFFICER COMPENSATION

                  The Company occasionally defrays moving expenses of executive officers (as well as other management employees) when such a move is made at the Company's request. The Company provides certain executive officers (including the Chief Executive Officer) with automobile allowances and pays certain travel expenses. The Compensation Committee considers such payments, which are administered by the Company, to be incidental to the primary compensation objectives described above, and the amounts of such payments are for the most part unrelated to Company performance.

                  The Company maintains certain broad based employee benefit plans in which its executive officers are permitted to participate, including retirement, term life, and health insurance plans. It also subsidizes the expense of annual executive health screenings for each executive officer that elects to participate in this program. The Company's retirement plan is a 401(k) plan which allows certain employees meeting length-of-service and other eligibility criteria to make pre-tax contributions, and in which the Company has the discretionary option to match employee contributions in an amount less than or equal to the employee's contribution up to a maximum of 4% of the employee's base salary. The matching contributions made by the Company to each named executive officers' 401(k) plan accounts is reflected in the "Summary Compensation Table" accompanying this report.

POLICY AS TO NONDEDUCTIBLE COMPENSATION

              Internal Revenue Code Section 162(m) limits the deductibility of compensation over $1,000,000 paid by a company to an executive officer. Other than limiting the maximum number of shares that may be awarded to any employee under the 1995 Stock Option Plan and under the proposed 2000 Omnibus Stock Plan in any calendar year to 100,000 shares, the Compensation Committee currently does not have a policy with respect to Section 162(m) because it is unlikely that such limit will apply to compensation paid by the Company to any of the Company's executive officers for at least the current year, unless payments are required pursuant to management agreements with certain executive officers.

                                              Walter R. Barry, Jr.
                                              Marvin W. Goldstein
                                              Alan S. McDowell
                                              Michael T. Sweeney

SUMMARY COMPENSATION TABLE

              The following Summary Compensation Table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and each of the four other highest paid executive officers of the Company at the end of fiscal 1999. Amounts shown indicate compensation paid for service to the Company in all capacities.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                                           LONG TERM
                                                                                          COMPENSATION
                                             ANNUAL COMPENSATION                             AWARDS
                                             -------------------                          ------------
                                                                            OTHER            SHARES
NAME AND PRINCIPAL                                                         ANNUAL          UNDERLYING     ALL OTHER
     POSITION(S)                      YEAR       SALARY       BONUS     COMPENSATION(1)   OPTIONS (#)    COMPENSATION
--------------------------            ----       ------       -----     ---------------   ------------   ------------
Roe H. Hatlen, Chairman of the        1999     $336,724      $ 90,000         --             65,000
Board and Chief Executive Officer     1998      250,000       117,000         --             65,000
                                      1997      250,000             0         --            115,000

C. Dennis Scott, Vice Chairman        1999      346,153        90,000         --             65,000
of the Board                          1998      250,000       117,000         --             65,000
                                      1997      250,000             0         --            115,000

Kerry A. Kramp, President             1999      273,942(3)     57,000         --             50,000        $ 1,857(4)
and Chief Operating Officer(2)        1998      246,635(3)     64,375         --             50,000          2,532(4)
                                      1997      225,000(3)          0         --             87,500         16,706(4)

David Goronkin, Executive             1999      198,846        31,125         --             30,000
Vice President of Operations          1998      170,000        44,375         --             25,750
                                      1997      145,654             0         --             20,000

Glenn D. Drasher, Executive           1999      184,519(6)     27,750         --             20,000          1,216(7)
Vice President of Marketing(5)        1998      171,923(6)     25,825         --             25,000          1,284(7)
                                      1997      141,144             0         --             30,000

--------------------------------
(1) The Company provides standard employee medical, dental, term life and disability coverage to its executive officers, and subsidizes the expense of an annual executive health screening for each officer. It also provides company car and travel benefits to certain officers. The value of all such "Other Annual Compensation" is less than the minimum of $50,000 or 10% of the total cash compensation for each person reported above.

(2)      Position held since August 1998.

(3) Annual compensation for 1997, 1998 and 1999 includes amounts deferred under the Company's 401(k) retirement savings plan.

(4)      Includes $1,857 in 1999, $2,532 in 1998 and $1,212 in 1997 in Company
         matching contributions to the 401(k) retirement savings plan. Includes $15,494 for relocation expenses paid to Mr. Kramp in 1997.

(5)      Position held since January 1997.

(6) Annual compensation for 1998 and 1999 include amounts deferred under the Company's 401(k) retirement savings plan.

(7) Includes $1,216 in 1999 and $1,284 in 1998 in Company matching contributions to the 401(k) retirement savings plan.

OPTIONS GRANTED IN FISCAL 1999

                  The following table sets forth, as to each executive officer named in the Summary Compensation Table, certain information with respect to stock options granted during the fiscal year ended December 29, 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------



                                              INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------      POTENTIAL REALIZABLE VALUE AT
                                              PERCENT OF TOTAL                                        ASSUMED ANNUAL
                      NUMBER OF SHARES       OPTIONS GRANTED TO    EXERCISE                       RATES OF STOCK PRICE
                          UNDERLYING            EMPLOYEES IN         PRICE     EXPIRATION     APPRECIATION FOR OPTION TERM (1)
    NAME              OPTIONS GRANTED           FISCAL YEAR         ($/SH)        DATE           5%($)         10%($)
    ----              ---------------           -----------         ------        ----      ----------------------------------
Roe H. Hatlen            65,000                    5.90%             $10.81        2/22/09        $441,995     $1,120,102

C. Dennis Scott          65,000                    5.90               10.81        2/22/09         441,995      1,120,102

Kerry A. Kramp           50,000                    4.54               10.81        2/22/09         339,996        861,617

David Goronkin           30,000                    2.72               10.81        2/22/09         203,998        516,970

Glenn D. Drasher         20,000                    1.82               10.81        2/22/09         135,998        344,647


-----------------------------
(1) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

                  These options to executive officers were granted under the Company's 1995 Stock Option Plan as discussed in "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION--EMPLOYEE STOCK OPTION PROGRAM" set forth above. Such options have ten year terms, have exercise prices per share equal to fair market value, as determined under the plans, of a share of Common Stock on the effective date of grant, and are exercisable in 50% increments on the third anniversary date after the date of grant and 25% on the fourth and fifth date after the date of grant. Such options are exercisable only while the named executive officer is an employee of the Company or, if such officer has been continuously employed by the Company (or a parent or subsidiary thereof) for at least twelve full calendar months following the grant of the option, during a limited period after cessation of such officer's employment, the duration of which period ranges from three months to one year depending on the timing of and reason for such cessation. Such options expire when they cease to become exercisable. Such options are automatically accelerated (and become exercisable in full) in the event of a friendly or hostile "change in control" of the Company. A "change in control" will result if certain changes in the Board of Directors, certain concentrations of voting power or certain mergers, sales of corporate assets or similar transactions occur. The grants to each named executive officer are conditioned upon such officer agreeing not to compete with the Company during such officer's employment and for a period of two years thereafter.

ADDITIONAL INFORMATION ABOUT OPTIONS

                  The following table sets forth, as to each executive officer named in the Summary Compensation Table, certain information with respect to stock options exercised during the last fiscal year and unexercised options held as of the end of the fiscal year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                       Number of Shares Underlying             Value of Unexercised
                         Shares                       Unexercised Options at Fiscal           In The Money Options at
                        Acquired         Value               Year-End (#)                        Fiscal Year-End (2)
                            on        Realized (1)   ------------------------------        ------------------------------
      Name            Exercise (#)         $          Exercisable     Unexercisable        Exercisable      Unexercisable
    --------          ------------    -------------  -------------    -------------        -----------      -------------
Roe H. Hatlen                  0      $        0       568,000         202,000              $450,375           $78,063

C. Dennis Scott                0               0       166,660         218,740                66,261            80,446

Kerry A. Kramp                 0               0       159,450         195,050               197,762            53,209

David Goronkin                 0               0        51,550          78,450                13,125             8,750

Glenn D. Drasher               0               0        17,000          58,000                25,500            38,250

---------------------------
(1) Market value of underlying securities on date of exercise minus the exercise price.

(2) Market value of underlying securities at year-end minus the exercise price.

                              MANAGEMENT AGREEMENTS

                  As of February 15, 2000, the Company entered into Management Agreements (the "Agreements") with each of the following named executive officers: Roe H. Hatlen, C. Dennis Scott, Kerry A. Kramp, and David Goronkin. The Agreements are operative only upon the occurrence of certain events relating to a change in control of the Company. Absent a change in control, the Agreements do not require the Company to retain the executive officers or to pay them any specified level of compensation or benefits.

                  Each Agreement provides that if, within three years after a change in control, the executive officer's employment is terminated by the Company other than (i) for cause, (ii) on account of the death, disability or retirement of the executive, or (iii) voluntarily by the executive (other than voluntary terminations following events that constitute a "Constructive Involuntary Termination" (as defined in the Agreements, and including compensation reductions, demotions, relocations and excessive travel)), the executive officer is entitled to receive a lump sum severance payment.

    The amount of the lump sum severance payment is equal to three times the sum of (A) the executive officer's then-current annual base salary and (B) the greater of (i) the executive officer's annualized then-current year's bonus or
(ii) the executive officer's annual bonus in the year prior to the then-current year. The Agreements also allow the executive officer to continue his participation in certain insurance and other benefit plans of the Company for three years following any such termination. If a change in control of the Company occurred and resulted in the termination of an executive officer, giving rise to lump sum severance payments under these Agreements as of March 1, 2000, the approximate amounts payable to the executive officers would be as follows: Mr. Hatlen $1,320,000, Mr. Scott $1,320,000, Mr. Kramp $1,146,000 and Mr. Goronkin
$813,375. The actual amount of the payments may be reduced in accordance with contractual provisions tied to tax-related circumstances.

                                PERFORMANCE GRAPH

    The graph below compares the cumulative total shareholder return, assuming the reinvestment of all dividends, on the Common Stock of the Company for the last five fiscal years with the cumulative total return on the Standard & Poor's 500 Stock Index and the Standard & Poor's Restaurant Index for the same periods.

                                  [LINE GRAPH]


                                   Fiscal Year



                                1994          1995           1996           1997          1998           1999
---------------------------  -----------  -------------  ------------- -------------- -------------  -------------
S&P 500 INDEX                   $100         $137.58        $169.17       $225.60        $290.89        $351.12
---------------------------  -----------  -------------  ------------- -------------- -------------  -------------

BUFFETS, INC.                    100          139.24         92.41          94.94         120.89         101.27
---------------------------  -----------  -------------  ------------- -------------- -------------  -------------

RESTAURANTS                      100          149.98         148.18        159.11         249.35         253.66
---------------------------  -----------  -------------  ------------- -------------- -------------  -------------

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

SUMMARY OF OWNERSHIP

         The following table shows ownership of the Common Stock of the Company as of March 13, 2000 (unless otherwise indicated), by each person who, to the knowledge of the Company, owned beneficially more than five percent of such stock, by each director, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. Shares are held directly with sole investment and voting power unless otherwise indicated.

                                                              APPROXIMATE
NAME AND ADDRESS OF INDIVIDUAL OR IDENTITY OF GROUP         NUMBER OF SHARES   PERCENT
--------------------------------------------------------------------------------------
Roe H. Hatlen                                                 1,732,700 (1)     4.1%

C. Dennis Scott                                                 424,730 (2)     1.0

Kerry A. Kramp                                                  194,956 (3)     *

David Goronkin                                                   55,369 (4)     *

Glenn D. Drasher                                                 25,175 (5)     *

Walter R. Barry, Jr                                              49,124 (6)     *

Marvin W. Goldstein                                              20,000 (7)     *

Alan S. McDowell                                                262,180 (8)     *

Michael T. Sweeney                                               10,500 (9)     *

Massachusetts Financial Services Company                      4,315,529(10)    10.4
   500 Boylston Street
   Boston, MA 02116

MFS Series Trust II - MFS Emerging
Growth Fund (10)
   500 Boylston Street
   Boston, MA 02116

                                                              APPROXIMATE
NAME AND ADDRESS OF INDIVIDUAL OR IDENTITY OF GROUP         NUMBER OF SHARES  PERCENT
-------------------------------------------------------------------------------------
Capital Group International, Inc.                             3,136,100(11)     7.5
   11100 Santa Monica Boulevard
   Los Angeles, CA   90025

Capital Guardian Trust Company (11)
   333 South Hope Street
   Los Angeles, CA 90071

All directors and executive officers as a group (14 persons)  3,463,792(12)     8.1

--------------------------------
*  Less than one percent.

(1) Includes 130,288 shares owned of record by certain members of Mr. Hatlen's family and 93,744 shares owned of record by Mr. Hatlen's wife as trustee for their children, as to all of which Mr. Hatlen disclaims beneficial ownership, 16,000 shares owned of record by the Hatlen Foundation (of which Mr. Hatlen is an officer), 150,000 shares owned of record by Eventyr Investments Limited Partnership (of which Mr. Hatlen is the sole general partner and a limited partner) and 571,000 shares subject to stock options exercisable within 60 days.

(2) Includes 178,360 shares subject to stock options exercisable within 60 days.

(3) Includes 157 shares owned of record by Mr. Kramp as custodian for his nephew and nieces, and 162,960 shares subject to stock options exercisable within 60 days.

(4) Includes 51,550 shares subject to stock options exercisable within 60 days.

(5) Includes 25,000 shares subject to stock options exercisable within 60 days.

(6) Includes 9,000 shares subject to stock options exercisable within 60 days.

(7) Includes 10,000 shares subject to stock options exercisable within 60 days.

(8) Includes 19,680 shares owned of record by Mr. McDowell's daughter and son and 6,500 shares owned of record by the McDowell Foundation (of which Mr. McDowell is an officer), as to all of which Mr. McDowell disclaims beneficial ownership.

(9) Includes 500 shares owned of record by the Sweeney Family Educational Trust, with respect to which Mr. Sweeney disclaims beneficial ownership, and 10,000 shares subject to stock options exercisable within 60 days.

(10) Massachusetts Financial Services Company has sole power to vote 3,897,638 of such shares and sole power to dispose of all of such shares. These shares include 2,989,750 shares, which represent approximately 7.2% of the Company's outstanding Common Stock, over which MFS Series Trust II - MFS Emerging Growth Fund exercises voting and/or dispositive power. The information relating to the beneficial ownership of Massachusetts Financial Services Company and MFS Series Trust II - MFS Emerging Growth Fund has been derived from the Schedule 13G/A dated February 18, 2000 filed by Massachusetts Financial Services Company and MFS Series Trust II - MFS Emerging Growth Fund with the Securities and Exchange Commission. The number of shares beneficially owned by Massachusetts Financial Services Company and MFS Series Trust II - MFS Emerging Growth Fund, respectively, is stated as of December 31, 1999.

(11) Capital Group International, Inc. is the parent holding company of a group of investment management companies that, in the aggregate, have the sole power to vote 2,727,600 of their reported shares and sole power to dispose of all of their reported shares. Capital Group International, Inc. does not itself exercise investment or voting power over any of these shares but may be deemed to beneficially own these shares by virtue of Rule 13d-3 under the Securities Exchange Act of 1934. These shares include 2,276,000 shares, which represent approximately 5.5% of the Company's outstanding Common Stock, over which Capital Guardian Trust Company exercises voting and/or dispositive power. Capital Group International, Inc. and Capital Guardian Trust Company disclaim beneficial ownership with respect to all of their respective shares. The information relating to the beneficial ownership of Capital Group International, Inc. and Capital Guardian Trust Company has been derived from the Schedule 13G dated February 10, 2000 filed by Capital Group International, Inc., Capital Guardian Trust Company, Capital International Limited and Capital International S.A. with the Securities and Exchange Commission. The number of shares beneficially owned by Capital Group International, Inc. and Capital Guardian Trust Company, respectively, is stated as of December 31, 1999.

(12) Includes an aggregate of 1,316,210 shares subject to stock options exercisable within 60 days held by all directors and executive officers as a group.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file periodic reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such reports received by it and of written representations from certain reporting persons regarding filings required to be made by such persons, the Company believes that, except as set forth below, all persons required under Section 16(a) to file beneficial ownership reports with respect to the Company's Common Stock during the fiscal year ended December 29, 1999 or prior years complied with all such reporting requirements. Roe H. Hatlen, CEO and Chairman, filed an amended Form 4 in November 1999; Kerry A. Kramp, President, COO and a Director, filed an amended Form 3 in November of 1999; and Marguerite C. Nesset, Vice President of Accounting and Controller, filed an amended Form 5 in November 1999, in each case to correct errors contained in previously filed reports.

                              CERTAIN TRANSACTIONS

         Since 1995, the Company has made charitable contributions aggregating $432,192 to Minnesota Life College ("MLC"), a Minnesota nonprofit corporation. Of this sum, $50,000 was paid in 1999. MLC is organized and operated to help young adults with learning disabilities make the transition to independent living. Roe H. Hatlen, the Chairman and Chief Executive Officer of the Company, is a founder and a director of MLC; his wife, Beverly T. Hatlen, is a founder and Chair of the Board; Marguerite C. Nesset, the Vice President of Accounting and Controller of the Company, is the Treasurer and a director. The Company is entitled to appoint two directors of MLC. The directors currently appointed by the Company are Mr. Hatlen and Ms. Nesset.

         Kerry A. Kramp and K. Michael Shrader, the Company's President and Chief Operating Officer and Executive Vice President of Human Resources and Training, respectively, were indebted to the Company during 1999 in the maximum amounts of $169,968 and $61,997, respectively. As of March 17, 2000, the amounts outstanding under such loans were $165,320 and $45,550, respectively. Mr. Kramp's loan is evidenced by a promissory note in favor of the Company dated December 31, 1996 in the principal sum of $173,904 and is secured by the pledge by Mr. Kramp of certain Company Common Stock and stock options. The promissory note includes loans previously made to Mr. Kramp by HomeTown Buffet, Inc. under promissory notes dated August 23, 1993 and April 13, 1995, as well as $86,400 advanced to Mr. Kramp by the Company in 1996. Interest accrues on the unpaid principal balance of Mr. Kramp's loan at the rate of 8% per annum. Mr. Shrader's loan is evidenced by a promissory note in favor of HomeTown Buffet, Inc. dated August 7, 1996 in the principal sum of $65,000 and is secured by the pledge by Mr. Shrader of certain Company Common Stock and stock options. Interest accrues on the unpaid principal balance of Mr. Shrader's loan at the prevailing prime rate of USBank of Minneapolis plus 1% per annum. All of the amounts advanced to Messrs. Kramp and Shrader in 1996 were in connection with, or in anticipation of, the relocation of such persons to Minneapolis.

                  ITEM 2: PROPOSAL TO APPROVE THE BUFFETS, INC.
                             2000 OMNIBUS STOCK PLAN

INTRODUCTION

         Effective February 15, 2000, the Company's Board of Directors authorized the adoption of the Buffets, Inc. 2000 Omnibus Stock Plan (the "2000 Plan"), which is attached as Appendix A to this Proxy Statement. At that time, the Board directed that the Company submit the Plan to the shareholders of the Company for approval at the next annual meeting of shareholders. If the shareholders approve the 2000 Plan, it will be effective as of February 15, 2000.

         The 1999 Stock Option Plan, for which shareholder approval was not required, became effective upon its approval by the Board of Directors on December 5, 1999. The Board adopted the 1999 Stock Option Plan to allow for a sufficient number of Company shares to be available for granting options to key employees. Officers and directors of the Company are not eligible to participate in the 1999 Stock Option Plan. There are 400,000 shares authorized under this plan. To date, no shares have been issued, 315,200 shares are subject to outstanding options, and 84,800 shares remain available for issuance.

         On May 9, 1995, the shareholders of the Company approved the Company's 1995 Stock Option Plan. Shareholders at the 1998 Annual Meeting of shareholders approved amendments to increase the number of shares authorized under this plan from 1,000,000 to 2,500,000. To date, approximately 66,057 shares have been issued, 2,396,392 shares are subject to outstanding options, and 37,051 shares remain available for issuance.

         Effective May 13, 1997, the Company's Board of Directors approved the adoption of the Company's Non-Employee Director Stock Option Plan. Effective February 18, 1998, the Board authorized an increase in the number of shares that may be made subject to options granted under this plan to 150,000. Shareholders approved this plan at the 1998 Annual Meeting of shareholders. To date, no shares have been issued, 20,000 shares are subject to outstanding options, and 130,000 shares remain available for issuance.

         In the aggregate, including prior stock option plans, there were approximately 5,785,150 shares subject to outstanding options or available for issuance constitution 13.9% of total outstanding shares as of March 22, 2000. In the event this proposal is approved by the shareholders, there will be approximately 7,785,150 shares subject to outstanding options or available for issuance constitution 18.7% of the total outstanding shares as of March 22, 2000.

         The Compensation Committee of the Board of Directors and the Board of Directors continue to believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company's compensation programs have been designed to motivate representatives of the Company to work as a team to achieve the corporate goal of maximizing shareholder return.

PURPOSE

         The purpose of the 2000 Plan is to motivate key employees to produce a superior return to the shareholders of the Company by offering eligible personnel an opportunity to realize stock appreciation, by facilitating their stock ownership, and by rewarding them for achieving a high level of corporate financial performance. In addition, the 2000 Plan promotes the interests of the Company and its shareholders by providing directors of the Company who are not employees of the Company (the "Outside Directors") with an opportunity to acquire a proprietary interest in the Company, to compensate Outside Directors for their contributions to the Company, and to aid in attracting and retaining Outside Directors. Options granted under the 2000 Plan to Outside Directors are nonstatutory stock options that do not meet the requirements of Section 422 of the Internal Revenue Code of 1986.

ADMINISTRATION

         The 2000 Plan is administered by a Compensation Committee (the "Committee"). The Committee has the authority to adopt, revise and waive rules relating to the 2000 Plan and to determine the timing and identity of participants, the amount of any awards, and other terms and conditions of awards. The Committee may delegate its responsibilities under the 2000 Plan to members of management of the Company or to others with respect to the selection and grants of awards to employees of the Company who are not deemed to be officers, directors or 10% shareholders of the Company under applicable Federal securities laws. Certain grants of options and the amount and nature of the awards to be granted to Outside Directors are automatic. Because the Plan has two basic components, Outside Director options and discretionary options for employees and consultants, the terms of which are substantially different, these two separate components of the 2000 Plan are described separately below. The descriptions set forth below are in all respects qualified by the terms of the 2000 Plan.

         The regulations under Section 162(m) of the Internal Revenue Code of 1986 require that the directors who serve as members of the Committee must be "outside directors." The 2000 Plan provides that directors serving on the Committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the Committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension option plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise considered an "outside director" for purposes of Section 162(m). The definition of an "outside director" under Section 162(m) is generally narrower than the definition of a "non-employee director" under Rule 16b-3 of the Securities Exchange Act.

A. AWARDS TO EMPLOYEES AND CONSULTANTS

ELIGIBILITY AND NUMBER OF SHARES

         All employees of the Company and its affiliates are eligible to receive awards under the 2000 Plan at the discretion of the Committee. Nonstatutory stock options under the 2000 Plan also may be awarded by the Committee to individuals or entities that are not employees but who provide services to the Company or its affiliates in capacities such as advisers, directors, and consultants. The Company and its affiliates presently have approximately 25,000 total employees, any or all of whom may be considered to be "key employees" in the discretion of the Committee. However, subject to the discretion of the Committee, approximately 1,900 employees are presently considered to be "key employees" eligible to receive awards under the 2000 Plan.

         The total number of shares of Company Common Stock available for distribution under the 2000 Plan is 2,000,000 (subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of the Company). No more than 100,000 shares pursuant to a stock option or a stock appreciation right may be granted to any one individual under the 2000 Plan in any calendar year. Subject to this limitation, there is no limit on the number of shares in respect of which awards may be granted by the Committee to any person.

         The 2000 Plan provides that all awards are subject to agreements containing the terms and conditions of the awards. Such agreements will be entered into by the recipients of the awards and the Company on or after the time the awards are granted and are subject to amendment, including unilateral amendment by the Company unless such amendments are determined by the Committee to be materially adverse to the participant and are not required as a matter of law. Any shares of Company Common Stock subject to awards under the 2000 Plan which are not used because the terms and conditions of the awards are not met may be reallocated as though they had not previously been awarded, unless such shares were used to calculate the value of stock appreciation rights which have been exercised.

TYPES OF AWARDS

         The types of awards that may be granted under the 2000 Plan include restricted and unrestricted stock, incentive and nonstatutory stock options, stock appreciation rights, performance units, and other stock-based awards. Subject to the restrictions described in this Proxy Statement with respect to incentive stock options, such awards will be exercisable by the participants at such times as are determined by the Committee. Except as noted below, during the lifetime of a person to whom an award is granted, only that person (or that person's legal representative) may exercise an option or stock appreciation right, or receive payment with respect to performance units or any other award. No award may be sold, assigned, transferred, exchanged or otherwise encumbered other than pursuant to a qualified domestic relations order. However, the Committee may provide

(i) that an award shall be transferable to a successor in the event of a participant's death, or (ii) that an award (other than incentive stock options) may be transferable to members of the participant's immediate family or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the participant does not receive any consideration for the transfer.

         In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of each type of award that may be granted to an employee (and in some cases, a consultant, director, or other advisor) under the 2000 Plan are as follows:

         RESTRICTED AND UNRESTRICTED STOCK, AND OTHER STOCK-BASED
         AWARDS

         The Committee is authorized to grant, either alone or in conjunction with other awards, stock and stock-based awards. The Committee shall determine the persons to whom such awards are made, the timing and amount of such awards, and all other terms and conditions. Company Common Stock granted to participants may be unrestricted or may contain such restrictions, including provisions requiring forfeiture and imposing restrictions upon stock transfer, as the Committee may determine. Unless forfeited, the recipient of restricted Common Stock will have all other rights of a shareholder, including without limitation, voting and dividend rights. The 2000 Plan provides that no more than 100,0000 shares in the form of restricted stock and 25,000 shares in the form of unrestricted stock can be issued under the 2000 Plan.

         INCENTIVE AND NONSTATUTORY STOCK OPTIONS

         Both incentive stock options and nonstatutory stock options may be granted to participants at such exercise prices as the Committee may determine but not less than 100% of the fair market value (as defined in the 2000 Plan) of the underlying stock as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that unless applicable Federal tax laws are modified, (i) no incentive stock options may be granted more than 10 years after the effective date of the 2000 Plan,
(ii) an incentive stock option shall not be exercisable more than 10 years after the date of grant and (iii) the aggregate fair market value of the shares of Company Common Stock with respect to which incentive stock options held by an employee under the 2000 Plan and any other plan of the Company or any affiliate may first become exercisable in any calendar year may not exceed $100,000. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns 10% or more of the outstanding shares of the Company.

         The exercise price of any outstanding stock option award may not be adjusted or amended, including by replacement grant or other means without the prior approval of the shareholders of the company.

         The purchase price for stock purchased upon the exercise of the options may be payable in cash, in stock having a fair market value on the date the option is exercised equal to the option price of the stock being purchased or in a combination of cash and stock, as determined by the Committee. The Committee may permit optionees to simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price. The Committee may provide, at or after the grant of a stock option, that a 2000 Plan participant who surrenders shares of stock in payment of an option shall be granted a new incentive or nonstatutory stock option covering a number of shares equal to the number of shares so surrendered.

         In addition, options may be granted under the 2000 Plan to employees of entities acquired by the Company in substitution of options previously granted to them by the acquired entity.

         STOCK APPRECIATION RIGHTS AND PERFORMANCE UNITS

         The value of a stock appreciation right granted to a participant is determined by the appreciation in Company Common Stock, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. The participant receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Committee must be at least 100% of the fair market value of the specified number of shares of Company Common Stock to which the right relates determined as of the date the stock appreciation right is granted. No stock appreciation right may be exercised less than six months from the date it is granted unless the participant dies or becomes disabled. Performance units entitle the participant to payment in amounts determined by the Committee based upon the achievement of specified performance targets during a specified term. Payments with respect to stock appreciation rights and performance units may be paid in cash, shares of Company Common Stock or a combination of cash and shares as determined by the Committee.

ACCELERATION OF AWARDS, LAPSE OF RESTRICTIONS, FORFEITURE

         The Committee may provide for the lapse of restrictions on restricted stock or other awards, accelerated exercisability of options, stock appreciation rights and other awards or acceleration of the term with respect to which the achievement of performance targets for performance units is determined in the event of a change in control of the Company, other fundamental changes in the corporate structure of the Company, the death of the participant or such other events as the Committee may determine. The Committee may provide that certain awards may be exercised in certain events after the termination of employment or death of the participant.
         The Committee may condition a grant upon the participant's agreement that in the event of certain occurrences, which may include a participant's competition with, unauthorized disclosure of confidential information of, or violation of the applicable business ethics policy or business policy of the Company or any of its affiliates, the awards paid to the participant within six months prior to the termination of employment of the participant (or their economic value) may be subject to forfeiture at the Committee's option.

ADJUSTMENTS, MODIFICATIONS, TERMINATION

         The 2000 Plan gives the Committee discretion to adjust the kind and number of shares available for awards or subject to outstanding awards, the option price of outstanding options, and performance targets for, and payments under, outstanding awards of performance units in the event of mergers, recapitalizations, stock dividends, stock splits or other relevant changes. Adjustments in performance targets and payments on performance units are also permitted upon the occurrence of such other events as may be specified by the Committee, which may include changes in accounting practices of the Company or changes in the participant's title or employment responsibilities. The 2000 Plan also gives the Board the right to terminate, suspend or modify the 2000 Plan, except that amendments to the 2000 Plan are subject to shareholder approval if needed to comply with the incentive stock option provisions of Federal tax laws. Under the 2000 Plan, the Committee may cancel outstanding options and stock appreciation rights generally in exchange for cash payments to the participants in the event of certain dissolutions, liquidations, mergers, statutory share exchanges or other similar events involving the Company.

AGREEMENTS

         The 2000 Plan provides that all options granted under the Plan be subject to agreements governing the terms and conditions of the awards. Such agreements will be entered into by the Outside Directors and the Company on or after the time the options are granted. Any shares of Common Stock subject to an option under the 2000 Plan that are not used because the terms and conditions of the option are not met may be reallocated under the Plan as though they had not previously been awarded.

B. OUTSIDE DIRECTOR OPTIONS

TYPES OF AWARDS

         There are two types of automatic option grants under the terms of the 2000 Plan: Initial Outside Director Options, and Annual Outside Director Options.

         INITIAL OUTSIDE DIRECTOR OPTIONS

         Each Outside Director first elected or appointed to the Board on or after May 9, 2000 is entitled to receive a single grant of an option, on the date such director first becomes a director, to purchase 10,000 shares of Common Stock, which can occur under either the 2000 Plan or the Company's Non-Employee Director Plan.

         Subject to the prior expiration of an Initial Outside Director Option as described below, these options vest and become exercisable immediately on the date of grant. In the event of a change in control of the Company (as defined in the 2000 Plan), the death or permanent disability of an Outside Director, any Initial Outside Director Option held by such individual or his or her legal representative that was not previously exercisable shall become immediately exercisable in full.

         ANNUAL OUTSIDE DIRECTORS OPTIONS

         For the 2000 Annual Meeting of shareholders and for each Annual Meeting of shareholders thereafter during the term of the 2000 Plan, each Outside Director serving as an Outside Director of the Company immediately following such Annual Meeting shall be granted, by virtue of serving as an Outside Director of the Company, a nonstatutory stock option to purchase 5,000 shares of Common Stock under either the 2000 Plan or the Company's Non-Employee Director Plan (each an "Annual Outside Director Option"). Such Annual Outside Directors Options shall be deemed to be granted to each Outside Director immediately after such Annual Meeting and shall be granted regardless of whether or not such Outside Director previously received, or simultaneously receives, an Initial Outside Director Option. Initial Outside Director Options and Annual Outside Director Options together are sometimes referred to as "Outside Director Options."

         Annual Outside Director Options shall vest and become exercisable as provided in each agreement between the Company or an affiliate and the Outside Director. Each such option, to the extent exercisable, shall be exercisable in whole or in part.

         In the event of a change in control of the Company, the death or permanent disability of an Outside Director, any Annual Outside Director Options held by such individual or his or her legal representative that was not previously exercisable shall become immediately exercisable in full.

         TERMINATION OF OUTSIDE DIRECTOR OPTIONS

         Each Outside Director Option granted pursuant to the 2000 Plan and all rights to purchase Common Stock thereunder shall terminate on the earliest of:

                  (i) ten years after the date such option is granted;

                  (ii) the expiration of the period specified in the agreement after the death or permanent disability of an Outside Director;

                  (iii) February 14, 2001, if the shareholders of the Company have not approved the 2000 Plan as of or before that date at a duly held shareholders' meeting;

                  (iv) the date, if any, fixed for cancellation pursuant to the 2000 Plan (e.g. in the event of a dissolution, liquidation or merger, etc.); or

                  (v) ninety days after the date the Outside Director ceases to be a director of the Company; provided, however, that the option shall be exercisable during this 90-day period only to the extent that the option was exercisable as of the date the person ceases to be an Outside Director unless the cessation results from the director's death or permanent disability. Notwithstanding the preceding sentence, if an Outside Director who resigns or whose term expires then becomes a consultant or employee of the Company within ninety days of such resignation or term expiration, the Outside Director Options of such person shall continue in full force and effect.

         In no event shall such option be exercisable at any time after its original expiration date. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated and will no longer be outstanding.

         PURCHASE PRICE AND EXERCISE OF OUTSIDE DIRECTOR OPTIONS

         All Outside Director Options granted pursuant to the Plan are nonstatutory stock options and the price per share of Common Stock subject to an Outside Director Option is 100% of the fair market value of the Company's Common Stock on the date of grant as defined in the 2000 Plan.

         An Outside Director Option may be exercised in whole or in part by delivery of a written notice of exercise accompanied by payment in full of the exercise price in cash, in shares of previously acquired Common Stock having a fair market value at the time of exercise equal to the exercise price or a combination thereof.

         During the lifetime of an Outside Director, only the Outside Director or his or her guardian or legal representative may exercise the option. An option may be assignable or transferable by the Outside Director to the extent authorized by the Committee. An option may be exercised after the death or permanent disability of the Outside Director by such individual's legal representatives, heirs, or legatees, but only within the period specified in the agreement relating to such Outside Director Options.

         OTHER AWARDS

         The Committee, in its discretion, may grant options or other Awards to an Outside Director, but only in substitution for Outside Director Options held by that director.

ADJUSTMENTS, MODIFICATIONS, TERMINATION

         The Committee may provide for the accelerated exercisability of Outside Director Options in the event of a change or control of the Company, other fundamental changes in the corporate structure of the Company, the death of the Outside Director or such other events as the Committee may determine. The Committee may also provide that certain awards may be exercised in certain events after the termination of services of the Outside Director or the death of the recipient.

         In addition, the termination of an Outside Director's award may be waived in the event that the Outside Director enters into a consulting or other advisory role with the Company which may, in some cases, involve entering into a non-compete agreement with the Company.

FEDERAL TAX CONSIDERATIONS

         The Company has been advised by its counsel that awards made under the 2000 Plan generally will result in the following tax events for United States citizens under current United States Federal income tax laws:

         RESTRICTED AND UNRESTRICTED STOCK

         Unless the participant files an election to be taxed under Section 83(b) of the Code, (a) the participant will not realize income upon the grant of restricted stock, (b) the participant will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions have been removed or expire, and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the participant and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

         With respect to awards of unrestricted stock, (a) the participant will realize ordinary income and the Company will be entitled to a corresponding deduction upon the grant of the unrestricted stock, and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

         When the participant disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

         INCENTIVE STOCK OPTIONS

         No taxable income to a participant will be realized, and the Company will not be entitled to any related deduction, at the time any incentive stock option is granted under the 2000 Plan. If certain statutory employment and holding period conditions are satisfied before the participant disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a participant after the expiration of the statutory holding periods.

         Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (a "disqualifying disposition"), such participant will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the participant is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the participant pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the participant will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

         The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes an incentive stock option will be treated as if it were a non-statutory stock option, the tax consequences of which are discussed below.

         NONSTATUTORY STOCK OPTIONS

         A participant will realize no taxable income, and the Company will not be entitled to any related deduction, at the time any nonstatutory stock option is granted under the 2000 Plan. At the time shares are transferred to the participant pursuant to the exercise of a nonstatutory stock option, the participant will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the participant will be taxed as a capital gain or loss.

         STOCK APPRECIATION RIGHTS AND PERFORMANCE UNITS

         Generally (a) the participant will not realize income upon the grant of a stock appreciation right or performance unit award, (b) the participant will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of Common Stock or a combination of cash and shares are delivered to the participant upon exercise of a stock appreciation right or in payment of the performance unit award and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date they are received. The Federal income tax consequences of a disposition of unrestricted shares received by the participant upon exercise of a stock appreciation right or in payment of a performance unit award are the same as described above with respect to a disposition of unrestricted shares.

POTENTIAL LIMITATION ON COMPANY DEDUCTIONS

         Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

WITHHOLDING

         The 2000 Plan permits the Company to withhold from cash awards, and to require a participant receiving Common Stock under the 2000 Plan to pay the Company in cash, an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a participant to cover withholding obligations through a reduction in the number of shares delivered to such participant or a surrender to the Company of shares then owned by the participant.

VOTING REQUIREMENTS, RECOMMENDATION

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote on this item and present in person or by proxy at the Meeting is required for approval of the 2000 Plan and the shares authorized under the 2000 Plan. Proxies solicited by the Board will be voted for approval of the proposal, unless shareholders specify otherwise in their proxies.

         For this purpose, a shareholder voting through a proxy who abstains with respect to approval of the 2000 Plan is considered to be present and entitled to vote on the approval of the 2000 Plan at the Meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the approval of the 2000 Plan shall not be considered present and entitled to vote on the proposal.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE BUFFETS, INC. 2000 OMNIBUS STOCK PLAN.

                          ITEM 3: SELECTION OF AUDITORS

                  The Board of Directors has appointed Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending January 3, 2001, it being intended that such appointment would be presented for ratification by the shareholders. Deloitte & Touche LLP has audited the financial statements of the Company for the fiscal year ended December 29, 1999. Deloitte & Touche LLP will have representatives at the meeting who will have an opportunity to make a statement and will be available to respond to appropriate questions.

                  In the event the shareholders do not ratify the appointment of Deloitte & Touche LLP, the selection of other independent auditors will be considered by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

                     SHAREHOLDER PROPOSALS AND OTHER MATTERS

                  The enclosed proxy confers upon the person or persons entitled to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to all matters which may properly come before the meeting in addition to the scheduled items of business, including the approval of the minutes of the prior annual meeting of the Company's shareholders. It is intended that proxies solicited by the Board of Directors, unless otherwise specified therein, will be voted in accordance with the recommendations of the Board of Directors.

                  The Management knows of no other matters that may properly be presented at the annual meeting, but if other matters do properly come before the meeting, it is intended that the persons named in the proxy will vote according to their best judgement.

                  All shareholder proposals intended to be presented at the next annual meeting of the Company in 2001 and desired to be included in the Company's proxy statement and form of proxy for that meeting must be received by the Company at its principal executive office no later than December 1, 2000. If notice of any other shareholder proposal intended to be presented at that meeting is not received by the Company on or before February 14, 2001, the proxy solicited by the Board of Directors of the Company for use in connection with that meeting may confer authority on the proxies named in such proxy to vote in their discretion on such proposal without any discussion in the Company's proxy statement for that meeting of either the proposal or how such proxies intend to exercise their voting discretion. The Company suggests that all such proposals be sent to the Company by certified mail, return receipt requested.

                  Please mark, sign, date and return promptly the enclosed proxy provided. The signing of a proxy will not prevent you from attending the meeting in person.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       H. Thomas Mitchell, Secretary


Dated:  March 31, 2000

                                   APPENDIX A
                                  BUFFETS, INC.
                             2000 OMNIBUS STOCK PLAN


         1. Purpose. The purpose of the Buffets, Inc. 2000 Omnibus Stock Plan (the "Plan") is to motivate key personnel to produce a superior return to the shareholders of the Company by offering such personnel an opportunity to realize Stock appreciation, by facilitating Stock ownership and by rewarding them for achieving a high level of corporate financial performance. The Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability by providing an attractive capital accumulation opportunity. Additionally, the Plan is intended to provide Outside Directors with an opportunity to acquire a proprietary interest in the Company, to compensate Outside Directors for their contribution to the Company and to aid in attracting and retaining Outside Directors.

         2.       Definitions.

                  2.1 The terms defined in this Section are used (and capitalized) elsewhere in the Plan.

                           (a) "Affiliate" means any corporation that is a
                  "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Code Section 424(e) and
                  (f), or any successor provisions.

                           (b) "Agreement" means a written contract (i)
                  consistent with the terms of the Plan entered into between the Company or an Affiliate and a Participant and (ii) containing the terms and conditions of an Award in such form and not inconsistent with this Plan as the Committee shall approve from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and not required as a matter of law.

                           (c) "Award" or "Awards" means a grant made under this
                  Plan in the form of Restricted Stock, Options, Stock Appreciation Rights, Performance Units, Stock or any other stock-based award.

                           (d) "Board" means the Board of Directors of the
                  Company.

                           (e) "Code" means the Internal Revenue Code of 1986,
                  as amended and in effect from time to time or any successor statute.

                           (f) "Committee" means the two or more Non-Employee
                  Directors designated by the Board to administer the Plan under Plan Section 3.1 and constituted so as to permit grants thereby to comply with Exchange Act Rule 16b-3 and Code
                  Section 162(m).

                           (g) "Company" means Buffets, Inc., a Minnesota
                  corporation, or the successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

                           (h) "Effective Date" means the date specified in Plan
                  Section 12.1.

                           (i) "Employee" means an employee (including an
                  officer or director who is also an employee) of the Company or an Affiliate.

                           (j) "Event" means any of the following:

                                    (1) The acquisition by any individual,
                           entity or group (within the meaning of Exchange Act Sections 13(d)(3) or 14(d)(2)) of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 30% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of the Board (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute an Event:

                                            (A) any acquisition of common stock
                                    or voting securities of the Company directly from the Company,

                                            (B) any acquisition of common stock
                                    or voting securities of the Company by the Company or any of its wholly owned Subsidiaries,

                                            (C) any acquisition of common stock
                                    or voting securities of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or

                                            (D) any acquisition by any
                                    corporation with respect to which,
                                    immediately following such acquisition, more than 70% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately before such acquisition in substantially the same proportions as was their ownership, immediately before such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

                                    (2) Individuals who, as of the Effective
                           Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director of the Board after the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest;

                                    (3) Approval by the shareholders of the
                           Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately before such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 70% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as was their ownership, immediately before such reorganization, merger, consolidation or exchange, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                                    (4) Approval by the shareholders of the
                           Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such sale or other disposition, more than 70% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately before such sale or other disposition in substantially the same proportion as was their ownership, immediately before such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

                           Notwithstanding the above, an Event shall not be
                  deemed to occur with respect to a recipient of an Award if the acquisition of the 30% or greater interest referred to in paragraph (1) is by a group, acting in concert, that includes that recipient of an Award or if at least 30% of the then-outstanding common stock or combined voting power of the then-outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in paragraphs (3) or (4) by a group, acting in concert, that includes that recipient of an Award.

                           (k) "Exchange Act" means the Securities Exchange Act
                  of 1934, as amended and in effect from time to time, or any successor statute.

                           (l) "Exchange Act Rule 16b-3" means Rule 16b-3
                  promulgated by the Securities and Exchange Commission under the Exchange Act, as now in force and in effect from time to time or any successor regulation.

                           (m) "Fair Market Value" as of any date means, unless
                  otherwise expressly provided in the Plan:

                                    (i) the closing price of a Share on the date
                           immediately preceding that date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred

                                            (A) on the composite tape for New
                                    York Stock Exchange listed shares, or

                                            (B) if the Shares are not quoted on
                                    the composite tape for New York Stock
                                    Exchange listed shares, on the principal
                                    United States Securities Exchange registered under the Exchange Act on which the Shares are listed, or

                                            (C) if the Shares are not listed on
                                    any such exchange, on the National
                                    Association of Securities Dealers, Inc.
                                    Automated Quotations National Market System, or

                                    (ii) if clause (i) is inapplicable, the mean
                           between the closing "bid" and the closing "asked" quotation of a Share on the date immediately preceding that date, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a closing bid and asked quotation is made, on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or

                                    (iii) if clauses (i) and (ii) are
                           inapplicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date, using such criteria as it shall determine, in its sole discretion, to be appropriate for valuation.

                           However, if the applicable securities exchange or
                  system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, whether the grant of an Award, the exercise of an Option or Stock Appreciation Right or otherwise, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if this determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with those regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Plan Section 16.

                           (n) "Fundamental Change" shall mean a dissolution or
                  liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

                           (o) "Incentive Stock Option" means any Option
                  designated as such and granted in accordance with the requirements of Code Section 422 or any successor provision.

                           (p) "Insider" as of a particular date means any
                  person who, as of that date is an officer of the Company as defined under Exchange Act Rule 16a-1(f) or its successor provision.

                           (q) "Non-Employee Director" means a member of the
                  Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3(b)(3) or its successor provision and an outside director for purposes of Code Section 162(m).

                           (r) "Non-Statutory Stock Option" means an Option
                  other than an Incentive Stock Option.

                           (s) "Option" means a right to purchase Stock,
                  including both Non-Statutory Stock Options and Incentive Stock Options.

                           (t) "Outside Director" means a director who is not an
                  Employee.

                           (u) "Participant" means a person or entity to whom an
                  Award is or has been made in accordance with the Plan.

                           (v) "Performance Cycle" means the period of time as
                  specified in an Agreement over which Performance Units are to be earned.

                           (w) "Performance Units" means an Award made pursuant
                  to Plan Section 11.

                           (x) "Plan" means this Buffets, Inc. 2000 Omnibus
                  Stock Plan, as may be amended and in effect from time to time.

                           (y) "Restricted Stock" means Stock granted under Plan
                  Section 7 so long as such Stock remains subject to one or more restrictions.

                           (z) "Section 16" or "Section 16(b)" means Section 16
                  or Section 16(b), respectively, of the Exchange Act or any successor statute and the rules and regulations promulgated thereunder as in effect and as amended from time to time.

                           (aa) "Share" means a share of Stock.

                           (bb) "Stock" means the common stock, par value $.01
                  per share, of the Company.

                           (cc) "Stock Appreciation Right" means a right, the
                  value of which is determined in relation to the appreciation in value of Shares pursuant to an Award granted under Plan
                  Section 10.

                           (dd) "Subsidiary" means a "subsidiary corporation,"
                  as that term is defined in Code Section 424(f), or any successor provision.

                           (ee) "Successor" with respect to a Participant means
                  the legal representative of an incompetent Participant, and if the Participant is deceased the estate of the Participant or the person or persons who may, by bequest or inheritance, or pursuant to the terms of an Award, acquire the right to exercise an Option or Stock Appreciation Right or to receive cash and/or Shares issuable in satisfaction of an Award in the event of the Participant's death.

                           (ff) "Term" means the period during which an Option
                  or Stock Appreciation Right may be exercised or the period during which the restrictions or terms and conditions placed on Restricted Stock or any other Award are in effect.

                           (gg) "Transferee" means any member of the
                  Participant's immediate family (i.e., his or her children, step-children, grandchildren and spouse) or one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners.

                  2.2 Gender and Number. Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

         3.       Administration and Indemnification.

                  3.1      Administration.

                           (a) The Committee shall administer the Plan. The
                  Committee shall have exclusive power to (i) make Awards, (ii) determine when and to whom Awards will be granted, the form of each Award, the amount of each Award (except as to the amount of the Initial Outside Director Option and the Annual Outside Director Option, as provided in Plan Section 9.3), and any other terms or conditions of each Award consistent with the Plan, and (iii) determine whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, Shares or other Awards, or other property or canceled, forfeited or suspended. Each Award shall be subject to an Agreement authorized by the Committee. Notwithstanding the foregoing, the Board shall have the sole and exclusive power to administer the Plan with respect to Awards granted to Outside Directors, including any grants made under Plan
                  Section 9.3(g).

                           (b) Solely for purposes of determining and
                  administering Awards to Participants who are not Insiders, the Committee may delegate all or any portion of its authority under the Plan to one or more persons who are not Non-Employee Directors.

                           (c) To the extent within its discretion and subject
                  to Plan Sections 15 and 16, other than price, the Committee may amend the terms and conditions of any outstanding Award.

                           (d) It is the intent that the Plan and all Awards
                  granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3, except in such instances as the Committee, in its discretion, may so provide. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3.1(d), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applicable to Insiders to the extent permitted by law and in the manner deemed advisable by the Committee.

                           (e) The Committee's interpretation of the Plan and of
                  any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein. Consistent with its terms, the Committee shall have the power to establish, amend or waive regulations to administer the Plan. In carrying out any of its responsibilities, the Committee shall have discretionary authority to construe the terms of the Plan and any Award or Agreement made under the Plan.

                  3.2 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified and held harmless by the Company, to the extent permitted by law, against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act, made in good faith, under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at the Company's expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         4.       Shares Available Under the Plan.

                           (a) The number of Shares available for distribution
                  under this Plan shall not exceed 2,000,000 (subject to adjustment pursuant to Plan Section 16).

                           (b) Any Shares subject to the terms and conditions of
                  an Award under this Plan that are not used because the terms and conditions of the Award are not met may again be used for an Award under the Plan. But Shares with respect to which a Stock Appreciation Right has been exercised whether paid in cash and/or in Shares may not again be awarded under this Plan.

                           (c) Any unexercised or undistributed portion of any
                  terminated, expired, exchanged, or forfeited Award, or any Award settled in cash in lieu of Shares (except as provided in Plan Section 4(b)) shall be available for further Awards.

                           (d) For the purposes of computing the total number of
                  Shares granted under the Plan, the following rules shall apply to Awards payable in Shares where appropriate:

                                    (i) each Option shall be deemed to be the
                           equivalent of the maximum number of Shares that may be issued upon exercise of the particular Option;

                                    (ii) an Award (other than an Option) payable
                           in some other security shall be deemed to be equal to the number of Shares to which it relates;

                                    (iii) where the number of Shares available
                           under the Award is variable on the date it is granted, the number of Shares shall be deemed to be the maximum number of Shares that could be received under that particular Award; and

                                    (iv) where two or more types of Awards (all
                           of which are payable in Shares) are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, each such joint Award shall be deemed to be the equivalent of the maximum number of Shares available under the largest single Award.

                           Additional rules for determining the number of Shares
                  granted under the Plan may be made by the Committee, as it deems necessary or desirable.

                           (e) No fractional Shares may be issued under the
                  Plan; however, cash shall be paid in lieu of any fractional Share in settlement of an Award.

                           (f) The maximum number of Shares that may be awarded
                  to a Participant in any calendar year in the form of Options is 100,000 and the maximum number of Shares that may be awarded to a Participant in any calendar year in the form of Stock Appreciation Rights is 100,000.

         5. Eligibility. Participation in the Plan shall be limited to Employees and to individuals or entities who are not Employees but who provide services to the Company or an Affiliate, including services provided in the capacity of a consultant, adviser or director. The granting of Awards is solely at the discretion of the Committee, except that Incentive Stock Options may only be granted to Employees and Awards to Outside Directors are subject to the limits of Section 9.3.

         6.       General Terms of Awards.

                  6.1 Amount of Award. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Units subject to the Agreement, or the number of Shares to which the Option subject to the Agreement applies or with respect to which payment upon the exercise of the Stock Appreciation Right subject to the Agreement is to be determined, as the case may be, together with such other terms and conditions applicable to the Award as determined by the Committee acting in its sole discretion.

                  6.2 Term. Each Agreement, other than those relating solely to Awards of Shares without restrictions, shall set forth the Term of the Option, Stock Appreciation Right, Restricted Stock or other Award or the Performance Cycle for the Performance Units, as the case may be. Acceleration of the expiration of the applicable Term is permitted, upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include (without limitation) acceleration resulting from the occurrence of an Event or in the event of the Participant's death or retirement. Acceleration of the Performance Cycle of Performance Units shall be subject to Plan Section 11.2.

                  6.3 Transferability. Except as provided in this Section, during the lifetime of a Participant to whom an Award is granted, only that Participant (or that Participant's legal representative) may exercise an Option or Stock Appreciation Right, or receive payment with respect to Performance Units or any other Award. No Award of Restricted Stock (before the expiration of the restrictions), Options, Stock Appreciation Rights or Performance Units or other Award may be sold, assigned, transferred, exchanged or otherwise encumbered other than pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder; any attempted transfer in violation of this Section 6.3 shall be of no effect. Notwithstanding the immediately preceding sentence, the Committee, in an Agreement or otherwise at its discretion, may provide (i) that the Award subject to the Agreement shall be transferable to a Successor in the event of a Participant's death, or (ii) that the Award (other than Incentive Stock Options) may be transferable to a Transferee. Any Award held by a Transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof to the Transferee.

                  6.4 Termination of Employment. No Option or Stock Appreciation Right may be exercised by a Participant, all Restricted Stock held by a Participant or any other Award then subject to restrictions shall be forfeited, and no payment with respect to Performance Units for which the applicable Performance Cycle has not been completed shall be made, if the Participant's employment or other relationship with the Company and its Affiliates shall be voluntarily terminated or involuntarily terminated with or without cause before the expiration of the Term of the Option, Stock Appreciation Right, Restricted Stock or other Award, or the completion of the Performance Cycle, as the case may be, except as, and to the extent, provided in the Agreement applicable to that Award. An Award may be exercised by, or paid to, a Transferee or the Successor of a Participant following the death of the Participant to the extent, and during the period of time, if any, provided in the applicable Agreement.

                  6.5 Rights as Shareholder. Each Agreement shall provide that a Participant shall have no rights as a shareholder with respect to any securities covered by an Award if and until the date the Participant becomes the holder of record of the Stock, if any, to which the Award relates.

         7.       Restricted Stock Awards.

                           (a) An Award of Restricted Stock under the Plan shall
                  consist of Shares subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions shall be included in the applicable Agreement. The Committee may provide for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine.

                           (b) Except as otherwise provided in the applicable
                  Agreement, each Stock certificate issued with respect to an Award of Restricted Stock shall either be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, or bear such legends with respect to the restricted nature of the Restricted Stock evidenced thereby as shall be provided for in the applicable Agreement.

                           (c) The Agreement shall describe the terms and
                  conditions by which the restrictions and conditions of forfeiture upon awarded Restricted Stock shall lapse. Upon the lapse of the restrictions and conditions, Shares free of restrictive legends, if any, relating to such restrictions shall be issued to the Participant or a Successor or Transferee.

                           (d) A Participant or a Transferee with a Restricted
                  Stock Award shall have all the other rights of a shareholder including, but not limited to, the right to receive dividends and the right to vote the Shares of Restricted Stock.

                           (e) No more than 100,000 of the total number of
                  Shares available for Awards under the Plan shall be issued during the term of the Plan as Restricted Stock. This limitation shall be calculated pursuant to the applicable provisions of Plan Sections 4 and 16.

         8. Other Awards. The Committee may from time to time grant Stock and other Awards under the Plan including without limitations those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, at its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate. No more than 25,000 of the total number of Shares available for Awards under the Plan shall be issued during the term of the Plan in the form of Stock without restrictions.

         9.       Stock Options.

                  9.1      Terms of All Options.

                           (a) An Option shall be granted pursuant to an
                  Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted (except as provided in Plan Section 19).

                           (b) The purchase price of the Shares with respect to
                  which an Option is exercised shall be payable in full at the time of exercise, provided that to the extent permitted by law, the Agreement may permit some or all Participants to simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from the sale as payment of the purchase price of the Shares. The purchase price may be payable in cash, by delivery or tender of Shares that have been owned by the Participant for at least the preceding 180 days and having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option, or a combination thereof, as determined by the Committee, but no fractional Shares will be issued or accepted.

                           (c) The Committee may provide, in an Agreement or
                  otherwise, that a Participant who exercises an Option and pays the Option price in whole or in part with Shares then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Shares that have been owned by the Participant for at least the preceding 180 days.

                           (d) Each Option shall be exercisable in whole or in
                  part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after the expiration of its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

                  9.2 Incentive Stock Options. In addition to the other terms and conditions applicable to all Options:

                           (i) the aggregate Fair Market Value (determined as of
                  the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option and to the extent an Option or Options granted to a Participant exceed this limit the Option or Options shall be treated as a Non-Statutory Stock Option;

                           (ii) an Incentive Stock Option shall not be
                  exercisable more than 10 years after the date of grant (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option;

                           (iii) the Agreement covering an Incentive Stock
                  Option shall contain such other terms and provisions that the Committee determines necessary to qualify this Option as an Incentive Stock Option; and

                           (iv) notwithstanding any other provision of this Plan
                  to the contrary, no Participant may receive an Incentive Stock Option under the Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Code Section 424(d), or its successor provision), Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries, unless (i) the option price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the date of grant and (ii) that Option is not exercisable after the date five years from the date that Incentive Stock Option is granted.

                  9.3      Terms and Conditions of Outside Directors' Options.

                           (a) Initial Outside Directors' Options. Subject to
                  the terms and conditions of this Plan, any Outside Director first elected or appointed to the Board on or after May 9, 2000 shall receive, by virtue of serving as a director of the Company, a single grant of a Non-Statutory Stock Option to purchase 10,000 Shares (an "Initial Outside Director Option"); provided, however, that, in lieu of the grant of an Initial Outside Director Option to an Outside Director under this Plan, the Board may grant such Outside Director a similar award under the Company's Non-Employee Director Stock Option Plan.

                           (b) Vesting of Initial Outside Directors' Options.
                  Subject to the provisions of Plan Section 9.3(e), Initial Outside Directors' Options granted pursuant to this Plan shall vest and become exercisable immediately on the date of grant. Each Initial Outside Directors' Option shall be exercisable in whole or in part.

                           (c) Annual Outside Director Option Grants. For the
                  Annual Meeting of Shareholders to be held on May 9, 2000 and for each Annual Meeting of Shareholders thereafter during the term of this Plan, each Outside Director serving as an Outside Director of the Company immediately following the Annual Meeting shall be granted, by virtue of serving as an Outside Director of the Company, a Non-Statutory Stock Option to purchase 5,000 Shares (an "Annual Outside Director Option"); provided, however, that, in lieu of the grant of an Annual Outside Director Option to an Outside Director under this Plan, the Board may grant such Outside Director a similar award under the Company's Non-Employee Director Stock Option Plan. Each Annual Outside Director Option shall be deemed to be granted to each Outside Director immediately after an Annual Meeting and shall be granted regardless of whether or not an Outside Director previously received, or simultaneously receives, an Initial Outside Director Option. Initial Outside Director Options and Annual Outside Director Options together are sometimes referred to as "Outside Director Options."

                           (d) Vesting of Annual Director Options. Subject to
                   the provisions of Plan Section 9.3(e), Annual Outside Director Options shall vest and become exercisable as provided in the Agreement. Each Option, to the extent exercisable, shall be exercisable in whole or in part. Notwithstanding anything to the contrary in this Plan, all Annual Outside Director Options shall vest and become exercisable in full upon the occurrence of an Event or a proposed Fundamental Change.

                           (e) Termination of Initial and Annual Outside
                   Directors' Options. Each Outside Director Option granted pursuant to this Plan and all rights to purchase Shares thereunder shall terminate on the earliest of:

                           (i) ten years after the date that the Outside Director Option was granted;

                           (ii) the expiration of the period specified in the Agreement after the death or permanent disability of an Outside Director;

                           (iii) February 14, 2001, if the shareholders of the Company shall not have approved this Plan as of or before that date at a duly held shareholders' meeting; or

                           (iv) ninety days after the date the Outside Director ceases to be a director of the Company, provided, however, that the option shall be exercisable during this 90-day period only to the extent the option was exercisable as of the date the person ceases to be an Outside Director unless the cessation results from the director's death or permanent disability. Notwithstanding the preceding sentence, if an Outside Director who resigns or whose term expires then becomes a consultant or Employee of the Company within ninety days of such resignation or term expiration, the Outside Director Options of such person shall continue in full force and effect.

                           (f) Allocation of Common Shares. If as of a date on
                   which an Option or Options are to be awarded pursuant to the provisions of this Section 9.3, the number of Shares available for issuance under the Plan is less than the number of Shares that otherwise would be subject to such Options, then the following formula shall determine how the remaining number of Shares are to be allocated:

                           (i) if only one Outside Director is to receive an Option on the date, then that Outside Director shall receive an Option to purchase Shares equal to the number of Shares remaining;


                           (ii) if two or more Outside Directors are to receive Options on the date:


                                    (1)     all Initial Outside Director Options
                                            shall first be awarded; if, however,
                                            the number of Shares available is
                                            less than the number of options to
                                            purchase Shares that would otherwise
                                            be awarded as Initial Outside
                                            Director Options then each Outside
                                            Director eligible to receive an
                                            Initial Outside Director Option
                                            shall receive the number of Options
                                            that results from the following
                                            equation: the whole number of Shares
                                            available divided by the number of
                                            Outside Directors eligible to
                                            receive such an Option, provided,
                                            however, that no fractional shares
                                            shall be awarded; and if such
                                            allocation occurs, any remaining
                                            Shares shall not be awarded and
                                            shall be deemed not subject to
                                            distribution for purposes of Plan
                                            Section 4; and

                                    (2)     if on that date all Initial Outside
                                            Director Options to be awarded are
                                            awarded in the full amount or if no
                                            Initial Outside Director Options are
                                            to be awarded, then each Outside
                                            Director eligible for an Annual
                                            Outside Director Option shall
                                            receive an Annual Outside Director
                                            Option to purchase Shares in the
                                            amount that results from the
                                            following equation: the whole number
                                            of Shares available divided by the
                                            number of Outside Directors eligible
                                            for an Annual Outside Director
                                            Option, provided, however, that no
                                            fractional shares shall be awarded;
                                            and any remaining Shares shall not
                                            be awarded and shall be deemed not
                                            subject to distribution for purposes
                                            of Plan Section 4.

                           (g) Non-exclusivity of Section 9.3. The provisions of
                   this Section 9.3 are not intended to be exclusive; the Committee, in its discretion, may grant Options or other Awards to an Outside Director.

         10. Stock Appreciation Rights. An Award of a Stock Appreciation Right shall entitle the Participant (or a Successor or Transferee), subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price that shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with part or all of, in addition to, or completely independent of an Option or any other Award under this Plan. If issued in connection with a previously or contemporaneously granted Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels a pro rata portion of the Option with which it is connected and vice versa. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. No Stock Appreciation Right shall be exercisable at any time after the expiration of its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Upon exercise of a Stock Appreciation Right, payment to the Participant or a Successor or Transferee shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a Stock Appreciation Right.

         11.      Performance Units.

                  11.1     Initial Award.

                           (a) An Award of Performance Units under the Plan
                  shall entitle the Participant or a Successor or Transferee to future payments of cash, Shares or a combination of cash and Shares, as determined by the Committee, based upon the achievement of pre-established performance targets. These performance targets may, but need not, include (without limitation) targets relating to one or more of the Company's or a group's, unit's, Affiliate's or an individual's performance. The Agreement may establish that a portion of a Participant's Award will be paid for performance that exceeds the minimum target but falls below the maximum target applicable to the Award. The Agreement shall also provide for the timing of the payment.

                           (b) Following the conclusion or acceleration of each
                  Performance Cycle, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to the Performance Cycle have been satisfied and (iii) payment is due with respect to an Award of Performance Units.

                  11.2 Acceleration and Adjustment. The Agreement may permit an acceleration of the Performance Cycle and an adjustment of performance targets and payments with respect to some or all of the Performance Units awarded to a Participant, upon the occurrence of certain events, which may, but need not include without limitation an Event, a Fundamental Change, a recapitalization, a change in the accounting practices of the Company, a change in the Participant's title or employment responsibilities, the Participant's death or retirement or, with respect to payments in Shares with respect to Performance Units, a reclassification, stock dividend, stock split or stock combination as provided in Plan Section 16. The Agreement also may provide for a limitation on the value of an Award of Performance Units that a Participant may receive.

         12.      Effective Date and Duration of the Plan.

                  12.1 Effective Date. The Plan shall become effective as of February 15, 2000, provided that the Plan is approved by the requisite vote of shareholders at the meeting of shareholders to be held May 9, 2000 or at any adjournment thereof.

                  12.2 Duration of the Plan. The Plan shall remain in effect until all Stock subject to it shall be distributed, all Awards have expired or lapsed, the Plan is terminated pursuant to Plan Section 15, or February 15, 2010 (the "Termination Date"); provided, however, Awards made before the Termination Date may be exercised, vested or otherwise effectuated beyond the Termination Date unless limited in the Agreement or otherwise. No Award of an Incentive Stock Option shall be made more than 10 years after the Effective Date (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock

         Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which the Award is made or granted.

         13.      Plan Does Not Affect Employment Status.

                           (a) Status as an eligible Employee shall not be
                  construed as a commitment that any Award will be made under the Plan to that eligible Employee or to eligible Employees generally.

                           (b) Nothing in the Plan or in any Agreement or
                  related documents shall confer upon any Employee or Participant any right to continue in the employment of the Company or any Affiliate or constitute any contract of employment or affect any right that the Company or any Affiliate may have to change such person's compensation, other benefits, job responsibilities, or title, or to terminate the employment of such person with or without cause.

         14. Tax Withholding. The Company shall have the right to withhold from any cash payment under the Plan to a Participant or other person (including a Successor or a Transferee) an amount sufficient to cover any required withholding taxes. The Company shall have the right to require a Participant or other person receiving Shares under the Plan to pay the Company a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state and local income taxes with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered or delivery or tender return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

         15.      Amendment, Modification and Termination of the Plan.

                  (a) The Board may at any time and from time to time terminate, suspend or modify the Plan. Except as limited in (b) below, the Committee may at any time alter or amend any or all Agreements under the Plan to the extent permitted by law.

                  (b) No termination, suspension, or modification of the Plan will materially and adversely affect any right acquired by any Participant or Successor or Transferee under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant in the Agreement or otherwise, or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Plan Sections
         11.2 or 16 does not adversely affect these rights.

         16. Adjustment for Changes in Capitalization. Subject to any required action by the Company's shareholders, appropriate adjustments, so as to prevent enlargement of rights or inappropriate dilution -- (i) in the aggregate number and type of Shares available for Awards under the Plan, (ii) in the limitations on the number of Shares that may be issued to an individual Participant as an Option or a Stock Appreciation Right in any calendar year or that may be issued in the form of Restricted Stock or Shares without restrictions, (iii) in the number and type of Shares and amount of cash subject to Awards then outstanding,
(iv) in the Option price as to any outstanding Options and, (v) subject to Plan
Section 11.2, in outstanding Performance Units and payments with respect to outstanding Performance Units -- may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Plan Section 17), recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share.

         17. Fundamental Change. In the event of a proposed Fundamental Change, the Committee may, but shall not be obligated to:

                  (a) if the Fundamental Change is a merger or consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation; or

                  (b) at least 30 days before the occurrence of the Fundamental Change, declare, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately before the occurrence of the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within ten days after the Fundamental Change, of cash equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as defined in this Section) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 10, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Plan Section 10, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section. At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Plan Section 17(b), each outstanding Option and Stock Appreciation Right granted pursuant to the Plan that shall not have been exercised before the Fundamental Change shall be canceled at the time of, or immediately before, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or a Stock Appreciation Right shall be entitled to the payment provided for in this Section 17(b) if such Option or Stock Appreciation Right shall have expired pursuant to the Agreement. For purposes of this Section only, "Fair Market Value" per Share shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change.

         18. Forfeitures. An Agreement may provide that if a Participant has received or been entitled to payment of cash, delivery of Shares, or a combination thereof pursuant to an Award within six months before the Participant's termination of employment with the Company and its Affiliates, the Committee, in its sole discretion, may require the Participant to return or forfeit the cash and/or Shares received with respect to the Award (or its economic value as of (i) the date of the exercise of Options or Stock Appreciation Rights, (ii) the date of, and immediately following, the lapse of restrictions on Restricted Stock or the receipt of Shares without restrictions, or (iii) the date on which the right of the Participant to payment with respect to Performance Units vests, as the case may be) in the event of certain occurrences specified in the Agreement. The Committee's right to require forfeiture must be exercised within 90 days after discovery of such an occurrence but in no event later than 15 months after the Participant's termination of employment with the Company and its Affiliates. The occurrences may, but need not, include competition with the Company or any Affiliate, unauthorized disclosure of material proprietary information of the Company or any Affiliate, a violation of applicable business ethics policies of the Company or Affiliate or any other occurrence specified in the Agreement within the period or periods of time specified in the Agreement.

         19. Corporate Mergers, Acquisitions, Etc. The Committee may also grant Options, Stock Appreciation Rights, Restricted Stock or other Awards under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, restricted stock or other award granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party.

         20. Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor or Transferee. To the extent any person acquires a right to receive an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

         21.      Limits of Liability.

                  (a) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

                  (b) Except as may be required by law, neither the Company nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

         22. Compliance with Applicable Legal Requirements. No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of the certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company's Shares may, at the time, be listed.

         23. Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

         24. Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

         25. Beneficiary Upon Participant's Death. To the extent that the transfer of a Participant's Award at his or her death is permitted under an Agreement, a Participant's Award shall be transferable at death to the estate or to the person who acquires the right to succeed to the Award by bequest or inheritance.

         26.      Change-in-Control Payments.

                  (a) Notwithstanding the provisions of Plan Section 17 above, if any Award, either alone or together with other payments in the nature of compensation to a Participant that are contingent on a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company or otherwise, would result in any portion thereof being subject to an excise tax imposed under Code Section 4999, or any successor provision, or would not be deductible in whole or in part by the Company, an affiliate of the Company (as defined in Code Section 1504, or any successor provision), or other person making such payments as a result of Code Section 280G, or any successor provision, such Award and/or such other benefits and payments shall be reduced (but not below zero) to the largest aggregate amount as will result in no portion thereof being subject to such an excise tax or being not so deductible.

                  (b) For purposes of Plan Section 26(a), (i) no portion of payments the receipt or enjoyment of which a Participant shall have effectively waived in writing before the date of distribution of an Award shall be taken into account; (ii) no portion of such Award, benefits and other payments shall be taken into account that in the opinion of tax counsel selected by the Company's independent auditors and acceptable to the Participant does not constitute a "parachute payment" within the meaning of Code Section

         280G(b)(2), or any successor provision; and (iii) the value of any non-cash benefit or any deferred payment or benefit included in such payment shall be determined by the Company's independent auditors in accordance with the principles of Code Sections 280G(d)(3) and (4) or any successor provisions;

                  (c) Any Award not paid as a result of this Plan Section 26 or reduced to zero as a result of the limitations imposed hereby, shall remain outstanding in full force and effect in accordance with the other terms and provisions of this Plan.

         27.      Requirements of Law.

                  a) To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Minnesota without regard to its conflicts-of-law principles and shall be construed accordingly.

                  (b) If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not effect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         28. Repricing; Shareholder Approval. Except as provided in Plan Section 16, neither the Board nor any committee thereof shall cause the Company to adjust or amend the exercise price of any outstanding Award, whether through amendment, relacement grant, or other means, without the prior approval of the shareholders of the Company.

                              [Front of proxy card]

                                  BUFFETS, INC.
                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned hereby appoints Clark C. Grant and H. Thomas Mitchell, and each of them, with full power of substitution, as proxies to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's Corporate Headquarters, 1460 Buffet Way, Eagan, Minnesota at 9:00 a.m. on Tuesday, May 9, 2000, and at any adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, as directed on the reverse side hereof.

  Any proxy heretofore given by the undersigned with respect to such shares is hereby revoked. Receipt of the Notice of Annual Meeting and Proxy Statement is
                              hereby acknowledged.

               (To be Completed, Signed and Dated on Reverse Side)

                             [Reverse of proxy card]

                 /X/ Please mark your votes as in this example.

             The Board of Directors shall consist of seven members.

                Nominees: Walter R. Barry, Jr. Alan S. McDowell
                      Marvin W. Goldstein C. Dennis Scott
                        Roe H. Hatlen Michael T. Sweeney
                                 Kerry A. Kramp

                  1.Election of Directors    FOR        WITHHOLD
                                             [ ]           [ ]

     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name below)

               --------------------------------------------------

2.Approving the proposed Buffets, Inc. 2000      FOR      AGAINST        ABSTAIN
                  Omnibus Stock Plan.            [ ]        [ ]            [ ]


3.Approving Deloitte & Touche LLP as independent FOR      AGAINST        ABSTAIN
      auditors for the current fiscal year.      [ ]        [ ]            [ ]

  4.Transaction of such other business as may properly come before the meeting and any adjournments thereof.

       NOTE: THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS
          MADE, IT WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR
         PROPOSALS 2 AND 3. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR
       DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY COME BEFORE THE
                                    MEETING.

                 ------------------------------------- ---------
                               SIGNATURE                 DATE

                 ------------------------------------- ---------
                 SIGNATURE (SIGNATURE IF HELD JOINTLY)   DATE

   NOTE: Please mark, date and sign exactly as name appears hereon, including designation as executor, trustee, etc. if applicable. A corporation must sign in its name by the President or other authorized officer. All co-owners must sign.

       PLEASE RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.